UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): November 23, 2022

Boxed, Inc.
(Exact name of registrant as specified in its charter)
Delaware	001-39817	85-3316188
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

451 Broadway, Floor 2
New York, New York 10013
(Address of principal executive offices, including zip code)

(646) 586-5599
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.0001 par value per share	BOXD	New York Stock Exchange
Warrants to purchase common stock	BOXD WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On November 23, 2022, Boxed, Inc. (the “Company”) received written notice from the New York Stock Exchange (the “NYSE”) that it is not in compliance with Section 802.01B of the NYSE Listed Company Manual because its average global market capitalization over a consecutive 30 trading-day period was less than $50 million and, at the same time, its last reported stockholders’ equity was less than $50 million.

The Company plans to notify the NYSE by December 8, 2022 that it intends to submit a plan to cure the deficiency and to return to compliance with the NYSE continued listing standards. Under the NYSE’s rules, the Company has 45 days from the receipt of the notice to submit a plan advising the NYSE of definitive action the Company has taken, or is taking, which would bring the Company into compliance with the minimum global market capitalization listing standard within 18 months of receipt of the notice (the “Cure Period”). The Company intends to develop and submit a plan to bring it into compliance with the NYSE continued listing standards within the required time frame by pursuing measures that are in the best interests of the Company and its stockholders. The NYSE will review the plan and, within 45 days of its receipt, determine whether the Company has made a reasonable demonstration of an ability to conform to the relevant standards in the Cure Period.

The notice has no immediate impact on the listing of the Company’s common stock. If the NYSE accepts the plan, the Company’s common stock will continue to be listed and trade on the NYSE during the Cure Period, subject to the Company’s compliance with other NYSE continued listing standards and continued periodic review by the NYSE of the Company’s progress with respect to its plan. If the plan is not submitted on a timely basis or is not accepted by the NYSE, the NYSE could initiate delisting proceedings.

In addition, as previously disclosed in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (“SEC”) on October 14, 2022, the Company received written notice from the NYSE on October 13, 2022 that it was not in compliance with Section 802.01C of the NYSE Listed Company Manual because the average closing price of the Company’s common stock was less than $1.00 over a consecutive 30 trading-day period. In connection with the October notice, the Company notified the NYSE that it intends to cure the stock price deficiency and to return to compliance with the NYSE continued listing standard with respect to the deficiency under Section 802.01C. The Company is currently within the six-month cure period following receipt of the October notice.

Item 7.01. Regulation FD Disclosure.

As required by Section 802.02 of the NYSE Listed Company Manual, the Company issued a press release on November 25, 2022, announcing that it had received the notice of noncompliance with the NYSE’s continued listing standard. A copy of the press release is furnished herewith as Exhibit 99.1.

The information furnished pursuant to this Item 7.01 and Exhibit 99.1 shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and will not be incorporated by reference into any registration statement filed under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.

Cautionary Note Regarding Forward Looking Statements

This Current Report on Form 8-K includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements generally relate to future events, such as Boxed’s plan to notify the NYSE of its intent to cure the continued listing requirement deficiency and any potential plans to cure the deficiency. In some cases, you can identify forward-looking statements by terminology such as “intends,” “plans,” and “will,” or the negative of these terms or variations of them or similar terminology. We have based these forward-looking statements on our current expectations and assumptions and analyses made by us in light of our experience and our perception of historical trends, current conditions and expected future developments, as well as other factors we believe are appropriate under the circumstances. However, whether actual results and developments will conform with our expectations and predictions is subject to a number of risks and uncertainties, many of which are beyond our control, including the Company’s ability to regain compliance with the continued listing standards of the NYSE as set forth in Sections 802.01B and 802.01C of the NYSE Listed Company Manual within the applicable cure period, the Company’s ability to continue to comply with applicable listing standards of the NYSE, and the other factors under the heading “Risk Factors” in our Quarterly Report on Form 10-Q for the quarter ended September 30, 2022, and in other filings that the Company has made and may make with the SEC in the future. All of the forward-looking statements made in this Current Report on Form 8-K are qualified by these cautionary statements. The actual results or developments anticipated may not be realized or, even if substantially realized, they may not have the expected consequences to or effects on our Company or our business or operations. Such statements are not intended to be a guarantee of future performance and actual results or developments may differ materially from those projected in the forward-looking statements. You should not place undue reliance on these forward-looking statements, which are made only as of the date of this Current Report on Form 8-K. We undertake no obligation to update or revise any forward-looking statements.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit number	Description

99.1	Press Release dated November 25, 2022

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Boxed, Inc.

Date: November 25, 2022	By:	/s/ Mark Zimowski
	Name:	Mark Zimowski
	Title:	Chief Financial Officer and Treasurer